UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) February 12, 2004
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                        NEWPORT INTERNATIONAL GROUP, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                     0-30587                   23-3030650
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(State of other jurisdiction    (Commission File Number)       (IRS Employer
    or incorporation)                                        Identification No.)



             73200 El Paseo, Suite 2H, Palm Desert, California 92260
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          (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code: (760) 779-0251
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             -------------------------------------------------------
          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         Between February 12, 2004 and February 23, 2004, Newport entered into settlements with Edge, LLC enabling the Company to settle secured and unsecured loan obligations with Edge which aggregated, inclusive of interest and penalties, approximately $800,000. Under these settlement arrangements, the Company paid $250,000 and issued approximately 1,600,000 shares of its common stock to Edge and certain assignees. The loans had previously been declared in default earlier in the month, and the settlement enabled Newport to discharge these obligations while preserving cash resources received in a private offering previously conducted by Grass Roots Communications, Inc. prior to the merger.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NEWPORT INTERNATIONAL GROUP, INC.



                                       By: /s/ Cery Perle
                                           -------------------------
                                           Cery Perle, President and
                                           Chief Executive Officer

DATED:  February 24, 2004




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